                                                                    EXHIBIT 10.7

                             STOCK PLEDGE AGREEMENT


       This Stock Pledge Agreement is made as of December 20, 1996, by BILLING INFORMATION CONCEPTS CORP., a Delaware corporation (the "Pledgor"), in favor of THE FROST NATIONAL BANK, a national banking association ("Frost"), and its successors and assigns, as agent (the "Agent"), for the equal and ratable benefit of the financial institutions which are now or hereafter parties to the hereinafter described Credit Agreement (collectively, the "Banks").

                                    RECITALS

       The Pledgor is the owner of the shares (the "Pledged Shares") of stock described in Schedule I hereto and issued by the corporation named therein (the "Issuer"). The Agent, the Issuing Bank and the Banks have entered into a Credit Agreement dated as of December 20, 1996 (as it may hereafter by amended or otherwise modified from time to time, the "Credit Agreement"), with BILLING INFORMATION CONCEPTS, INC., a Delaware corporation, ("Borrower") and Pledgor. Borrower is a wholly owned Subsidiary of Pledgor. It is a condition precedent to the effectiveness of the Credit Agreement that the Pledgor shall have executed and delivered this Agreement.

                                   AGREEMENTS

       NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, and in order to induce the Banks to make the Loans and issue the Letters of Credit under the Credit Agreement, the Pledgor hereby agrees as follows:

       SECTION 1.    Defined Terms and Related Matters.

              (a) The capitalized terms used herein which are defined in the Credit Agreement and not otherwise defined herein shall have the meanings specified therein.

              (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

              (c) Unless otherwise defined herein or in the Credit Agreement, the terms defined in the Uniform Commercial Code as enacted in the State of Texas, as amended from time to time (the "UCC") are used herein as therein defined.

       SECTION 2. Pledge. The Pledgor hereby pledges and delivers to the Agent, for the equal and ratable benefit of the Banks, and hereby grants to the Agent, for the equal and ratable benefit of the Banks, a security interest in and a lien on, the property described in subsections (a) and (b) of this
Section 2 (the "Pledged Collateral"):

              (a) the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, cash, instruments and other property from time to
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       time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares; and

              (b) all additional shares of stock of the Issuer of the Pledged Shares from time to time acquired by the Pledgor in any manner, and the certificates representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

              The inclusion of proceeds in this Agreement does not authorize the Pledgor to sell, dispose of or otherwise use the Pledged Collateral in any manner not specifically authorized hereby.

       SECTION 3.    Security for Obligations.   This Agreement secures the
prompt and complete (i) payment and performance of all obligations, covenants and conditions of Pledgor under the Credit Agreement and the other Loan Documents to which it is a party, whether such obligations, covenants and conditions are now existing or hereafter arising, and all renewals, extensions, amendments, supplements and rearrangements thereof, and (ii) payment and performance of all obligations, covenants and conditions required to be paid or performed by any other Loan Party under the Notes, the Credit Agreement and the other Loan Documents; in each case whether for principal, interest, prepayment premium, taxes, losses, compensation, reimbursements, fees, expenses or any other amount payable to the Banks and the Agent under the Credit Agreement or any other Loan Document (all such obligations, covenants and conditions described in the foregoing clauses (i) and (ii) being hereinafter collectively referred to as the "Obligations").

       SECTION 4. Delivery of Pledged Collateral. All certificates or instruments representing or evidencing the Pledged Collateral have been delivered to and held by or on behalf of the Agent pursuant hereto in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent. The Agent shall have the right at any time to exchange certificates or instruments representing or evidencing the Pledged Collateral in its possession for certificates or instruments of smaller or larger denominations.

       SECTION 5. Representations and Warranties. The Pledgor represents and warrants as follows:

              (a) This Agreement is, and all other documents and instruments executed in connection herewith will be, legal, valid and binding obligations of the Pledgor enforceable against the Pledgor in accordance with their respective terms, except as enforceability may be (i) limited by applicable Debtor Laws and (ii) subject to the general effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding is equity or at law).

              (b) The Pledged Shares have been duly authorized and validly issued and are fully paid and nonassessable under the laws of the jurisdiction of incorporation of the Issuer.





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              (c)    The Pledgor is the legal and beneficial owner of the
       Pledged Collateral free and clear of any Lien, and the Pledgor has not sold, granted any option with respect to, assigned, transferred or otherwise disposed of any of its rights or interests in or to the Pledged Collateral.

              (d) This Agreement and the delivery of the Pledged Collateral to the Agent create a valid first priority Lien in the Pledged Collateral securing the payment of the Obligations.

              (e) No authorization, approval or other action by, and no notice to or filing with, any governmental authority which has not been received is required for (i) the pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement; (ii) the execution, delivery or performance of this Agreement by the Pledgor; or (iii) except for actions required by the UCC, the exercise by the Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally).

              (f) The Pledged Shares constitute the percentage of the issued and outstanding shares of stock of the Issuer thereof indicated on
       Schedule I.

              (g) The Pledgor has received, or will receive, direct or indirect benefit from the making of this Agreement.

       SECTION 6. Further Assurances. The Pledgor agrees that at any time and from time to time, at the reasonable request of the Agent and at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action that may be reasonably necessary or desirable, or that the Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce the Banks' rights and remedies hereunder with respect to any of the Pledged Collateral, and, to the extent any of the Pledged Collateral is at any time in the custody of a "clearing corporation" or of a "custodian bank" or a nominee of either subject to the control of a clearing corporation, as defined in the UCC, then the Pledgor shall cause a pledge of such Pledged Collateral to be effected hereunder by causing appropriate entries to be made on the books of the clearing corporation reducing the account of the Pledgor and increasing the account of the Agent in the manner and with the effect provided in Section
8.320 of the UCC. The Pledgor and the Agent agree that a pledge effected by the making of such entries shall have the effect of a delivery of such securities pursuant to Section 8.313 of the UCC and the effect of a taking of delivery by the Agent of such Pledged Collateral in accordance with Section
8.321 of the UCC.

       SECTION 7.    Voting Rights; Dividends; Etc.

              (a) So long as no Event of Default shall have occurred and be continuing:





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                     (i)    The Pledgor shall be entitled to exercise any and
              all voting and other consensual rights (including, without limitation, the right to give consents, waivers and notifications in respect of the Pledged Collateral) pertaining to the Pledged Collateral or any part thereof; provided, however, that no vote shall be cast or consent, waiver or ratification given or action taken which would be inconsistent with or violate any provision of this Agreement or any other Loan Document; and provided further that the Pledgor shall give the Agent at least 10 days' written notice in the form of an officer's certificate of the manner in which it intends to exercise, or the reasons for refraining from exercising, any voting or other consensual rights pertaining to the Pledged Collateral or any part thereof, which might have a material adverse effect on the value of the Pledged Collateral or any part thereof; and

                     (ii) The Pledgor shall be entitled to receive and retain any and all dividends and interest paid in respect of the Pledged Collateral; provided, however, that any and all

                            (1) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

                            (2) dividends and other distributions hereafter paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                            (3) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral,

              shall be, and shall be forthwith delivered to the Agent to hold as, Pledged Collateral and shall, if received by the Pledgor be received in trust for the benefit of the Agent, be segregated from the other property or funds of the Pledgor and be forthwith delivered to the Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

              (b) Upon the occurrence and during the continuance of an Event of Default:

                     (i) The Agent may, without notice to the Pledgor, transfer or register in the name of the Agent or any of its nominees, for the equal and ratable benefit of the Banks, any or all shares of the Pledged Collateral held by the Agent hereunder, and the Agent or its nominee may thereafter, after delivery of notice to the Pledgor (which notice must have been requested by the Banks), exercise all voting and corporate rights at any meeting of Issuer and any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Pledged Collateral as if it were the absolute owner thereof,





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              including, without limitation, the right to exchange at its discretion any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of Issuer or upon the exercise by Issuer or the Agent of any right, privilege or option pertaining to any shares of the Pledged Collateral, and in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but the Agent shall have no duty to exercise, and the Banks shall not have any duty to request the exercise of any of the aforesaid rights, privileges or options, and neither the Agent nor any Bank shall be responsible for any failure to do so or delay in so doing.

                     (ii) All rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7(a)(i) and to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) shall cease, and all such rights shall thereupon become vested in the Agent which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends and interest payments.

                     (iii) All dividends and interest payments which are received by the Pledgor contrary to the provisions of Section 7(b)(ii) shall be received in trust for the benefit of the Agent, shall be segregated from other funds of the Pledgor, and shall be forthwith paid over to the Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

                     (iv) The Pledgor shall execute and deliver (or cause to be executed and delivered to the Agent) all such proxies and other instruments as the Agent may reasonably request for the purpose of enabling the Agent to exercise the voting and other rights which it is entitled to exercise pursuant to Section 7(b)(ii) and to receive the dividends or interest payments which it is entitled to receive and retain pursuant to Section 7(b)(iii).

       SECTION 8.    Transfers and Other Liens; Additional Shares; No
Amendment.

              (a) Except for dispositions or Liens constituting Permitted Liens, the Pledgor shall not sell, exchange or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral or create or permit to exist any Lien upon or with respect to any of the Pledged Collateral.

              (b) The Pledgor agrees that it will (i) cause the Issuer of the Pledged Shares not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by the Issuer, except to the Pledgor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any





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       and all additional shares of stock or other securities of the Issuer of the Pledged Shares.

              (c) The Pledgor shall not amend, and the Pledgor shall cause the Issuer not to amend, the articles of incorporation (or equivalent corporate documents) of the Issuer in a manner that would adversely affect the rights and remedies of the Banks and the Agent under this Agreement.


       SECTION 9. Agent Appointed Attorney-in Fact. The Pledgor hereby irrevocably appoints the Agent as the Pledgor's attorney-in-fact, effective upon and during the continuance of an Event of Default, with full authority in the place and stead of the Pledgor and in the name of the Pledgor, the Agent or otherwise, from time to time in the Agent's discretion, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

              (a) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Pledged Collateral;

              (b) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with Section 9(a); and

              (c) to file any claims or take any action or institute any proceedings which the Agent may deem necessary or desirable for the collection of any of the Pledged Collateral or otherwise to enforce the rights of the Banks and the Agent with respect to any of the Pledged Collateral.

       SECTION 10. Agent May Perform. If the Pledgor fails to perform any agreement contained herein (after the expiration of any applicable grace period or opportunity to cure), the Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Agent incurred in connection therewith shall be payable by the Pledgor under Section 14(b).

       SECTION 11. Possession; Reasonable Care. The Agent shall hold in its possession all Pledged Collateral pledged, assigned or transferred hereunder and from time to time constituting a portion of the Pledged Collateral, except as from time to time any documents or instruments may be required for recordation or for the purpose of enforcing or realizing upon any right or value thereby represented. The Agent may, from time to time, in its sole discretion, appoint one or more agents (which in no case shall be the Pledgor or an affiliate of the Pledgor) to hold physical custody, for the account of the Agent, of any or all of the Pledged Collateral. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Agent accords its own property, it being understood that the Agent shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Agent has or is deemed





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to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

       SECTION 12. Remedies. If any Event of Default shall have occurred and be continuing:

              (a) The Agent may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Pledged Collateral), or under the laws of any other applicable jurisdiction, and the Agent may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may reasonably deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least 10 days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

              (b) Any cash held by the Agent as Pledged Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral shall be applied in whole or in part by the Agent against, the Obligations in such order as the Agent shall select. Any surplus of such cash or cash proceeds and interest accrued thereon, if any, held by the Agent and remaining after payment in full of all the Obligations shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus; provided that the Agent shall have no obligation to invest or otherwise pay interest on any amounts held by it in connection with or pursuant to this Agreement.

              (c) All rights and remedies of the Agent and the Banks expressed herein are in addition to all other rights and remedies possessed by the Agent and the Banks in the Loan Documents and any other agreement or instrument relating to the Obligations.

             SECTION 13.   Registration Rights, Private Sales, Etc.

              (a) If the Agent shall determine to exercise its and the Banks' right to sell all or any of the Pledged Collateral pursuant to
       Section 12, the Pledgor agrees that, upon request of the Agent, the Pledgor will use its best efforts to cause the officers and directors of the Issuer of the Pledged Shares, at Pledgor's expense, to cooperate fully with the Agent in conformity with requirements imposed by law for the availability of an exemption from registration under the Securities Act of 1933, as amended from time to time (the "Securities Act") and





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       in the Agent's determination that such exemption is not reasonably available for such sale, the Pledgor shall use its best efforts to:

                     (i) execute and deliver, and cause the Issuer of the Pledged Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and to use its best efforts to do or cause to be done all such other acts and things, as may be necessary in the reasonable opinion of the Agent to effectively realize upon the value of the Pledged Collateral, to register such Pledged Collateral under the provisions of the Securities Act and to use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished to facilitate the sale or other disposition of the Pledged Collateral, or that portion thereof to be sold, and to make all amendments and supplements thereto and to the related prospectuses which, in the reasonable opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act, and the rules and regulations of the Securities Act, and the rules and regulations of the Securities and Exchange Commission, applicable thereto or, where relevant, the laws, rules and regulations of such other jurisdiction applicable thereto;

                     (ii) use its best efforts to qualify the Pledged Collateral under the state securities or "Blue Sky" laws, if applicable thereto, and to obtain all necessary governmental approvals for the sale of the Pledged Collateral, as reasonably requested by the Agent; provided, however, that an Issuer will not be required (1) to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (2) to subject itself to taxation in any such jurisdiction, or (3) to consent to general service of process in any such jurisdiction;

                     (iii) cause the Issuer to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11 (a) of the Securities Act; and

                     (iv) do or cause to be done all such other acts and things as may be necessary to make such sale of the Pledged Collateral or any part thereof valid and binding and in compliance with applicable law.

              (b) The Pledgor recognizes that the Agent may be unable to effect a public sale of any or all of the Pledged Collateral by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Pledged Collateral for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall, to the extent





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       permitted by law, be deemed to have been made in a commercially reasonable manner. Neither the Agent nor the Banks shall be under any obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the Issuer of such securities to register such securities under the Securities Act or under any applicable state securities laws, even if the Issuer would agree to do so.

              (c) The Pledgor further agrees to do or cause to be done, to the extent that the Pledgor may legally do so, all such other acts and things as may be necessary to make such sales or resales of any portion or all of the Pledged Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Pledgor's expense. The Pledgor further agrees that a breach of any of the covenants contained in this
       Section 13 will cause irreparable injury to the Agent and the Banks, and that the Agent and the Banks have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 13 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees, to the fullest extent permitted by law, not to assert as a defense against an action for specific performance of such covenants that (i) the Pledgor's failure to perform such covenants will not cause irreparable injury to the Agent or the Banks, or (ii) the Agent or the Banks have an adequate remedy at law in respect of such breach. The Pledgor further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by the Agent and the Banks by reason of a breach of any of the covenants contained in this Section 13 and, consequently, agrees that, if the Pledgor shall breach any of such covenants and the Agent or any Bank shall sue for damages for such breach, the Pledgor shall pay to the Agent or such Bank, as liquidated damages and not as a penalty, an aggregate amount equal to the value of the Pledged Collateral on the date the Agent or such Bank shall demand compliance with this Section 13.

              (d) To the fullest extent permitted by applicable law and subject to the provisions of Section 10.8 of the Credit Agreement, the Pledgor agrees to indemnify, protect and save harmless the Agent, the Banks and any controlling persons thereof within the meaning of the Securities Act from and against any and all liabilities, suits, claims, costs and expenses (including counsel fees and disbursements) arising under the Securities Act, the Securities and Exchange Act of 1934, as amended, or at common law, or pursuant to any other applicable law in connection with the aforesaid registration, insofar as such liabilities, suits, claims, costs and expenses arise out of or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the aforesaid registration statement, or the aforesaid registration statement as amended or supplemented, or arises out of or is based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Pledgor shall not be liable in any such case to the extent that any such liabilities, suits, claims, costs and expenses arise out of or are based upon, the gross negligence or the wilful misconduct of the Agent or any Bank or any untrue statement or





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       alleged untrue statement or omission or alleged omission made in the aforesaid registration statement or the aforesaid registration statement as amended or supplemented, in reliance upon and in conformity with written information furnished to the Pledgor by the Agent or such Bank specifically for inclusion therein. The foregoing indemnity agreement is in addition to any liability that the Pledgor may otherwise have to the Agent and any such Bank, or any such controlling person.

       SECTION 14.   Indemnity, Expenses and Interest.

              (a) To the fullest extent permitted by law and subject to the provisions of Section 10.8 of the Credit Agreement, the Pledgor agrees to indemnify the Agent and the Banks and their respective affiliates, subsidiaries, parent companies and other related entities, and their respective officers, directors employees, agents, attorneys and other professionals and consultants, insurers and stockholders, and each of them, in the manner set forth in Section 10.4 of the Credit Agreement.

              (b) The Pledgor agrees to pay to the Agent and the Banks the costs and expenses set forth in Section 10.3 of the Credit Agreement in the manner set forth in Section 10.3 of the Credit Agreement.

              (c) The Pledgor agrees to pay interest on any expenses or other sums due to the Agent and the Banks hereunder that are not paid when due at the Default Rate.

       SECTION 15. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Required Banks, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

       SECTION 16. Addresses for Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile or cable communication) and, if to the Pledgor, mailed, telegraphed, transmitted, cabled or delivered to it, addressed to it at the address of the Pledgor specified on the signature page hereof; if to the Agent or any Bank, mailed, telegraphed, transmitted, cabled or delivered to it, addressed to it at the address of the Agent or such Bank (as the case may be) specified in the Credit Agreement; or as to each party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 16. All such notices and other communications shall, when mailed, telegraphed, telexed, transmitted or cabled, respectively, be effective when deposited in the mails, confirmed by telex answerback, transmitted by telecopier or delivered to the cable company, respectively.

       SECTION 17. Security Interest Absolute. All rights of the Agent and the Banks, all obligations of the Pledgor hereunder and the security interest hereunder shall, to the extent permitted by applicable law, be absolute and unconditional, irrespective of:





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              (a)    any lack of validity or enforceability of the Credit
       Agreement, the Notes, the Letters of Credit or any of the other Loan Documents;

              (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other amendment or waiver of or any consent to any departure from the Credit Agreement, the Notes, the Letters of Credit or any of the other Loan Documents;

              (c) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; or

              (d) any other circumstance (other than payment in full of the Obligations) which might otherwise constitute a defense available to, or a discharge of, the Pledgor or any Loan Party in respect of the Obligations.

       SECTION 18. Continuing Security Interest. This Agreement and the delivery of the Pledged Collateral to the Agent shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until termination of the obligations of the Banks to make the Loans and issue Letters of Credit under the Credit Agreement and the indefeasible payment in full thereafter of the Obligations and the expiration and termination of all Letters of Credit; (b) be binding upon the Pledgor and its successors and assigns; and (c) inure to the benefit of the Agent, the Banks and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), the Agent and the Banks may assign or otherwise transfer any of their respective rights under this Agreement to any other Person, and such Person shall thereupon become vested with all the benefits in respect thereof granted herein or otherwise to the Agent or the Banks, as the case may be. Upon the termination of the obligations of the Banks to make the Loans and the indefeasible payment in full thereafter of the Obligations, the Pledgor shall be entitled to the return, upon its request and at its expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

       SECTION 19. Waiver of Marshalling. All rights of marshalling of assets of the Pledgor, including any such right with respect to the Pledged Collateral, are hereby waived by the Pledgor.

       SECTION 20. Limitation by Law. All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

       SECTION 21. Separability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Should any clause, sentence, paragraph, subsection or Section of this Agreement be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Agreement, and the parties hereto agree that the part or parts of this Agreement so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom by the parties hereto, and the remainder will have the same force and effectiveness as if such stricken part or parts had never been included herein.

       SECTION 22. Captions. The captions in this Agreement have been inserted for convenience only and shall be given no substantive meaning or significance whatever in construing the terms and provisions of this Agreement.

       SECTION 23. No Waiver: Remedies. No failure on the part of the Agent or any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

       SECTION 24. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

       SECTION 25. Survival of Representations and Warranties. All representations and warranties contained in this Agreement or made in writing by or on behalf of the Pledgor in connection herewith, shall survive the execution and delivery of this Agreement. Any investigation by the Agent or any Bank shall not diminish in any respect whatsoever its right to rely on such representations and warranties.

       SECTION 26. Governing Law; Submission to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES). THE PARTIES EXPRESSLY ACKNOWLEDGE THAT (I) THEY INTEND THAT THIS AGREEMENT SHALL BE GOVERNED BY THE PROVISIONS (INCLUDING, WITHOUT LIMITATION, THE RIGHT OF THE PARTIES TO SELECT THE GOVERNING LAW) OF THE UNIFORM COMMERCIAL CODE AND NOT BY COMMON LAW AND (II) THE STATE OF TEXAS BEARS A REASONABLE RELATIONSHIP TO THIS TRANSACTION AND NO OTHER STATE HAS A MATERIALLY GREATER INTEREST IN THIS TRANSACTION THAN THE STATE OF TEXAS. THE PLEDGOR HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF TEXAS AND OF ANY TEXAS STATE COURT SITTING IN TEXAS FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.


                           [signatures on next page]

       IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.



                                        BILLING INFORMATION CONCEPTS CORP.


                                        By:  /s/ KELLY E. SIMMONS
                                            ----------------------------------
                                        Name: Kelly E. Simmons
                                             --------------------------------
                                        Title: Senior Vice President and
                                              -------------------------------
                                               Chief Financial Officer
                                              -------------------------------
                                        Federal Employer Identification
                                        Number: 74-2781950


                                        ADDRESS:

                                        9311 San Pedro, Suite 300
                                        -------------------------------------
                                        San Antonio, Texas 78229
                                        Facsimile: (210)   -
                                                        --- ----
                                        Attention:
                                                  ----------------------------

                                   SCHEDULE I

                                       TO

                             STOCK PLEDGE AGREEMENT


                                                        Stock
                                                        -----
                                          Class      Certificate                     Number
                                          -----      -----------                     ------
            Name of Issuer              of  Stock       Number      Par Value      of Shares     Percentages
            --------------              ---------       ------      ---------      ---------     -----------
          Billing Information             Common           C7          No Par        100,000         100%
            Concepts, Inc.                                             Value

          Enhanced Services               Common          2            $.01          1,000          100%
            Billing, Inc.

      Inter-Lata Aviation, Inc.           Common          2            $.01          1,000          100%